                            [Caldwell & Orkin Logo]
                                  [Letterhead]

                         ANNUAL REPORT TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDER:                                            MAY 22, 1997

We are pleased to report that the Caldwell & Orkin Market Opportunity Fund achieved solid returns for its shareholders in both the 6-month and 12-month periods ended April 30, 1997. We are most proud of the Fund's long-term performance. Since its August 24, 1992 inception (when active management began) through April 30, 1997, the Fund has kept pace with the S&P 500 with income and the NASDAQ Composite indices, in fact outperforming the total return of the S&P 500 (see page 5). These results are notable given the Fund's "market risk-averse" investment approach (discussed below). Of course, past performance is no guarantee of future results.

At the close of the fiscal year the Fund's assets stood at $60.6 million, representing a significant increase over the year-earlier period, and allowing for the Fund's expenses to be borne by a greater asset base. The Fund's annual expense ratio has fallen to 1.34%.

Your Fund's performance continues to attract considerable media attention. Recent articles featuring the Fund have appeared in Fortune Magazine, The New York Times, Your Money Magazine and The Atlanta Business Chronicle. The Fund has repeatedly appeared in "Leaders" charts which have run in newspapers and magazines around the country, and Michael Orkin made a second guest appearance on CNBC's "Squawk Box" in early March. While the attention is certainly welcome, we remain focused on producing returns and managing risk.

Perhaps the most frequently asked questions we hear, from both prospective shareholders and the media alike, are, "What kind of fund is the Caldwell & Orkin Market Opportunity Fund," and "what drives your equity selections?"

The Fund is a dynamic fund that changes as market conditions change. And, it seeks to maximize gain with a modest level of market risk. When a stock is purchased, two types of risk are assumed, market risk and stock risk. Market risk is the risk that the broad market declines, taking good companies down with it. Stock risk is the risk that a stock underperforms due to company-specific reasons.

The Market Opportunity Fund uses active asset allocation (the shifting of assets between stocks, high quality bonds and cash equivalents) to cushion against the downside market risk. In addition, short positions (selling a borrowed stock and then attempting to purchase it at a lower price) are used to manage exposure to market risk and make money when stock prices fall.

We employ a flexible investment style based on fundamental and technical analysis to manage stock risk. In equity selection, we look for change. This includes earnings acceleration or deceleration, new products, changes in management or a change in the competitive environment. And, because of our long-short investment style, the change can be either positive or negative.

The Fund is, in effect, a moderate hedge fund. Short positions can comprise up to 25% of the Fund's assets. This unique flexibility gives Fund management considerable investment latitude in its ability to shift between aggressive, neutral and defensive postures, and allows the Fund to participate in the market's potential upside, while hedging against the downside. For instance, if the Fund were positioned 75% long and 25% short it would be fully invested (75% + 25% = 100%), yet it would have only a 50% net exposure to the market (75% - 25% = 50%). The Fund's market exposure can be anywhere from 100% net long to 25% net short.

Our goal is strong performance. However, we believe that to achieve solid returns over time means attention must be paid to how those returns are attained. We feel this multi-dimensional, "market risk-averse" investment approach will continue to outperform the market over the long term, and highlight the Fund's low market risk profile. From its August, 1992 inception through the quarter ended March 31, 1997, the Fund has correlated with the S&P 500 with income only 10.6% of the time, with only 27% of its volatility (as measured by beta).(1) Thus, historically speaking, the Fund has not moved in step with the S&P 500, yet it has outperformed the S&P 500 during a period characterized as a bull market, while maintaining a hedged exposure.

SIX MONTHS IN REVIEW:

On December 5, 1996, Federal Reserve Chairman Alan Greenspan spoke at a dinner party and uttered two words that caused the world's die-hard bulls to pause:
"irrational exuberance." That set the stage for further remarks by the Fed Chairman hinting that the economy was overheated and that the Federal Reserve's Board of Governors was considering exercising its power by raising interest rates, which it did on March 25, 1997.

Your Fund has been postured for a high risk, but rising stock market. In the six months ended April 30, 1997 the Fund rose 11.3%, versus 14.7% for the S&P 500 with income and 3.2% for the NASDAQ Composite Index. We have managed sensitivity to market risk by maintaining the Fund's short position in the 22% to 25% range, effectively decreasing net exposure to the market.

Both the Fund's short positions and long positions worked well during this period. The Fund's largest short exposure has been in the low-quality loan company sector. Notably, several firms that are representative of this sector ran into trouble in the past six months. Jayhawk Acceptance filed for bankruptcy protection, and First Merchants reported disappointing results after its executive officers utilized aggressive accounting techniques in accounting for chargeoffs and were fired.

The Fund's current long positions can be characterized as more defensive in nature, and their performance was not as negatively impacted during the recent setback as the broad market. Rather, these issues tend to move higher over time.

During the month of March, the S&P 500 was off 4.1%, it's third worst monthly showing since the Fund's August, 1992 inception. Your Fund rose 4.6% in March (see the Risk Profile on page 4), an example of our low correlation to the market. Generally speaking, we would expect the Fund to underperform during rising equity markets and to outperform during periods of falling stock prices, although not necessarily with positive returns. We believe we will outperform the S&P 500 Index over a full market cycle, but with less stomach churn.

OUTLOOK:

The "irrational exuberance" Fed Chairman Greenspan was referring to can be quantified in several ways. The dividend yield of the S&P 500 has fallen to its lowest level this century. The value of stocks relative to Gross Domestic Product is at it highest ever and stocks as a percentage of household financial assets (adjusted for pension funds) is very close to its previous 1968 peak of 39.4%, after bottoming out at 12.6% in 1982.

History reminds us that when the Federal Reserve cautions of high stock prices, investors generally remain complacent, and later regret their inaction. Only twice before have Fed officials raised red flags regarding overvaluation. Those warnings, in 1929 and 1965, caused temporary market declines which were followed by new highs. Then, after a seven to eight month lag, the markets topped out and entered bear market cycles. "Clearly, when people are exposed to long periods of

---------------

1 From August 24, 1992 through March 31, 1997, the Fund's R-squared or correlation to the S&P 500 is only 10.6%. The Fund's portfolio beta or volatility relative to the S&P 500 is only .27 or 27% of the market's volatility. An S&P 500 index fund has a 100% correlation with the market and a beta of 1.00. Computations by Ned Davis Research, Inc.

relative tranquillity, they seem inevitably prone to complacency about the future," Greenspan remarked in testimony before the Senate Banking Committee on February 26, 1997.

We view Monetary/Economic Liquidity (the relationship between liquidity or money supply and economic growth) as a key factor that influences the direction of the equity markets. Generally speaking, markets are bullish when money supply increases faster than the economy as the excess liquidity flows into stocks and bonds. Conversely, bearish market conditions exist when the economy grows faster than the money supply and money is withdrawn from financial assets to purchase plant, equipment and other products. Therefore, by definition the Fed's action of tightening the money supply by raising the cost of capital should cause securities to fall.

In the past, the Fed has increased interest rates in stages to take liquidity out of the financial system. During the last round of rate increases in 1994, the Fed took action seven times until there was sufficient evidence that inflation had abated.

It is noteworthy that Chairman Greenspan felt the "exuberance" was "irrational" when the Dow Jones Industrial Average stood at 6437. On April 30, 1997 the Dow closed at 7009.

The roller-coaster ride that the market has embarked upon over the past several months shows no signs of letting up. Triple-digit swings in the Dow, fueled by the constant barrage of often contradictory economic data and prognostications of Fed policy changes, are now commonplace. The Market Opportunity Fund is postured for this high-risk market environment. At April 30, 1997 it was at its maximum allowable short position, with plans to remain near 25%.

Your Fund's management will strive to aggressively pursue opportunities in the marketplace, yet remain hedged and poised to react decisively to market change. We manage for risk, not just for return, and will work hard to earn your business.

Sincerely,

Michael B. Orkin, CFA

Portfolio Manager and Chief Investment Officer

                    CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATISTICAL RISK PROFILE
9/30/92 -- 03/31/97
--------------------------------------------------------------------------------

                             TEN WORST S&P 500 DAYS


------------------------------------------
DATE                     C&O MOF   S&P 500
------------------------------------------
03/08/96                  -1.30%    -3.07%
07/15/96                  -0.45     -2.53
02/16/93                  -3.88     -2.38
02/04/94                  -1.65     -2.26
07/05/96                   0.26     -2.22
03/31/97                  -0.57     -2.17
03/27/97                  -0.06     -2.10
04/02/93                  -1.05     -1.97
03/13/97                  -0.39     -1.83
01/10/96                   0.00     -1.79

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with income on nine of the ten worst days, and was break-even or positive on two of the ten days.

                            TEN WORST S&P 500 WEEKS


------------------------------------------
WEEK ENDING              C&O MOF   S&P 500
------------------------------------------
06/24/94                   0.24%    -3.36%
03/31/94                  -3.79     -3.16
04/12/96                  -0.01     -2.88
04/23/93                  -1.99     -2.60
09/23/94                   0.92     -2.39
11/04/94                   0.09     -2.37
01/12/96                   1.75     -2.37
02/19/93                  -2.01     -2.28
08/30/96                  -0.13     -2.21
03/01/96                  -0.51     -2.19

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with income in nine of the ten worst weeks, and was positive four of the ten weeks.

                            TEN WORST S&P 500 MONTHS


------------------------------------------
MONTH                    C&O MOF   S&P 500
------------------------------------------
July 1996                 -0.82%    -4.40%
March 1994                -4.10     -4.35
March 1997                 4.57     -4.12
November 1994              0.27     -3.72
February 1994              1.36     -2.79
September 1994             1.18     -2.47
June 1994                  1.22     -2.44
April 1993                -3.43     -2.31
December 1996              1.31     -1.99
November 1993             -1.62     -1.07

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with income in eight of the ten worst months, and was positive six of the ten months.


------------------------------------------
                         C&O MOF   S&P 500
------------------------------------------
Correlation Coefficient   10.6%    100.0%
Beta                       0.27      1.00

Computations by Ned Davis Research, Inc. Past performance is no guarantee of future results.

                    CALDWELL & ORKIN MARKET OPPORTUNITY FUND

           TOTAL RETURN PERFORMANCE SUMMARY THROUGH APRIL 30, 1997(1)

                                         C&O MARKET          NASDAQ            S&P 500
                                         OPPORTUNITY        COMPOSITE        WITH INCOME
FISCAL YEAR ENDED                           FUND              INDEX             INDEX
----------------------------------------------------------------------------------------
1991                                         1.25%             2.02%             0.02%
----------------------------------------------------------------------------------------
1992                                        11.96%(2)         19.38%            14.03%
----------------------------------------------------------------------------------------
1993*                                       15.09%            14.30%             9.23%
----------------------------------------------------------------------------------------
1993**                                      21.09%            19.09%             8.67%
----------------------------------------------------------------------------------------
1994                                        16.48%            10.95%             5.32%
----------------------------------------------------------------------------------------
1995                                        (2.28)%           15.01%            17.47%
----------------------------------------------------------------------------------------
1996                                        31.80%            41.06%            30.21%
----------------------------------------------------------------------------------------
1997                                        23.24%             5.90%            25.12%
----------------------------------------------------------------------------------------
Since Inception (08/24/92)(3)              123.88%           127.00%           119.03%
----------------------------------------------------------------------------------------
Since Inception (03/11/91)                 141.20%           165.36%           151.12%
----------------------------------------------------------------------------------------
                                 AVERAGE ANNUAL RETURNS
----------------------------------------------------------------------------------------
Since Inception (08/24/92)(3)              18.76%             19.11%            18.21%
----------------------------------------------------------------------------------------
Since Inception (03/11/91)                 15.38%             17.19%            16.14%
----------------------------------------------------------------------------------------

                    CALDWELL & ORKIN MARKET OPPORTUNITY FUND

                              NET ASSET ALLOCATION


         April 30, 1997                           April 30, 1996
Common Stock Owned        52.09%          Common Stock Owned      73.90%
Common Stock Sold         25.65%          Common Stock Sold       17.04%
Short-term investments    22.26%          Short-term investments   9.06%

                         100.00%                                 100.00%


Common Stock Sold Short represents the market value, excluding margin requirements.
---------------

(1) Performance figures represent past performance and do not indicate future results. The investment return and principal value will fluctuate so that upon redemption you may receive more or less than the original investment. The NASDAQ and S&P 500 with income figures do not reflect any fees or expenses. Both are widely recognized unmanaged indices of U.S. stocks.
(2) Total return for the fiscal year ended April 30, 1992 has been restated to 11.96% from the previously reported 11.86% due to mathematical rounding.
(3) The Caldwell & Orkin Market Opportunity Fund commenced active management on August 24, 1992. A prior fund passively managed and indexed to the largest 100 OTC stocks began operations on March 11, 1991.
  *  For the full fiscal year ending April 30, 1993.
 ** From August 24, 1992 through April 30, 1993 -- the portion of the year using the Caldwell & Orkin Multifactor style of investment management.
     The total return for the Caldwell & Orkin Market Opportunity
     Fund for this period has been restated to 21.09% from the previously reported 19.16% to accurately reflect the inception NAV when active management of the Fund began.

      CALDWELL & ORKIN MARKET OPPORTUNITY FUND VERSUS MAJOR MARKET INDICES
                  RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
             COMBINED OLD AND ACTIVE STYLE OF INVESTMENT MANAGEMENT
                     MARCH 11, 1991 THROUGH APRIL 30, 1997

                            C&O Market Opportunity Fund   NASDAQ Composite   S&P 500 Index
            03/11/91                 $10,000                   $10,000         $10,000
            03/28/91                 $10,415                   $10,151          $9,979
            04/30/91                 $10,125                   $10,202         $10,002
            05/31/91                 $10,550                   $10,652         $10,434
            06/28/91                  $9,846                   $10,017          $9,956
            07/31/91                 $10,357                   $10,567         $10,420
            08/30/91                 $10,753                   $11,064         $10,667
            09/30/91                 $10,492                   $11,090         $10,488
            10/31/91                 $10,502                   $11,429         $10,629
            11/29/91                 $10,077                   $11,027         $10,201
            12/31/91                 $11,520                   $12,341         $11,368
            01/31/92                 $12,102                   $13,054         $11,156
            02/28/92                 $12,471                   $13,333         $11,300
            03/31/92                 $11,821                   $12,708         $11,081
            04/30/92                 $11,326                   $12,180         $11,406
            05/29/92                 $11,326                   $12,319         $11,462
            06/30/92                 $10,764                   $11,863         $11,291
            07/31/92                 $11,297                   $12,225         $11,752
            08/31/92                 $10,832                   $11,852         $11,512
            09/30/92                 $11,210                   $12,277         $11,647
            10/30/92                 $11,850                   $12,737         $11,687
            11/30/92                 $12,907                   $13,739         $12,085
            12/31/92                 $13,278                   $14,248         $12,233
            01/29/93                 $13,429                   $14,656         $12,336
            02/26/93                 $13,409                   $14,118         $12,504
            03/31/93                 $13,510                   $14,526         $12,768
            04/30/93                 $13,046                   $13,921         $12,459
            05/28/93                 $13,641                   $14,745         $12,792
            06/30/93                 $13,772                   $14,817         $12,830
            07/30/93                 $13,722                   $14,832         $12,778
            08/31/93                 $14,337                   $15,635         $13,263
            09/30/93                 $14,589                   $16,055         $13,161
            10/29/93                 $14,911                   $16,402         $13,434
            11/30/93                 $14,669                   $15,878         $13,306
            12/31/93                 $15,258                   $16,350         $13,466
            01/31/94                 $15,543                   $16,848         $13,924
            02/28/94                 $15,754                   $16,680         $13,546
            03/31/94                 $15,110                   $15,648         $12,956
            04/29/94                 $15,196                   $15,446         $13,122
            05/31/94                 $15,023                   $15,474         $13,337
            06/30/94                 $15,209                   $14,859         $13,010
            07/29/94                 $15,147                   $15,200         $13,438
            08/31/94                 $14,874                   $16,115         $13,989
            09/30/94                 $15,048                   $16,087         $13,647
            10/31/94                 $14,998                   $16,364         $13,953
            11/30/94                 $15,035                   $15,793         $13,445
            12/30/94                 $15,109                   $15,827         $13,644
            01/31/95                 $14,812                   $15,895         $13,998
            02/28/95                 $14,825                   $16,706         $14,544
            03/31/95                 $14,928                   $17,200         $14,973
            04/28/95                 $14,850                   $17,764         $15,414
            05/30/95                 $14,955                   $18,197         $16,030
            06/30/95                 $15,177                   $19,647         $16,402
            07/31/95                 $15,387                   $21,073         $16,946
            08/31/95                 $15,635                   $21,471         $16,989
            09/30/95                 $15,858                   $21,964         $17,706
            10/31/95                 $15,714                   $21,807         $17,642
            11/30/95                 $16,145                   $22,294         $18,417
            12/31/95                 $17,603                   $22,145         $18,772
            01/31/96                 $17,696                   $22,306         $19,411
            02/29/96                 $18,359                   $23,154         $19,590
            03/31/96                 $18,757                   $23,182         $19,779
            04/30/96                 $19,572                   $25,058         $20,071
            05/31/96                 $20,234                   $26,171         $20,588
            06/28/96                 $20,274                   $24,942         $20,667
            07/31/96                 $20,031                   $22,744         $19,754
            08/30/96                 $20,517                   $24,026         $20,170
            09/30/96                 $20,828                   $25,824         $21,306
            10/31/96                 $21,679                   $25,710         $21,893
            11/30/96                 $21,963                   $27,207         $23,548
            12/31/96                 $22,407                   $27,173         $23,082
            01/31/97                 $23,248                   $29,043         $24,524
            02/28/97                 $22,774                   $27,552         $24,716
            03/31/97                 $23,814                   $25,714         $23,698
            04/30/97                 $24,120                   $26,536         $25,112

                                      141.20%                   165.36%         151.12%












      CALDWELL & ORKIN MARKET OPPORTUNITY FUND VERSUS MAJOR MARKET INDICES
                  RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
            SINCE INCEPTION OF ACTIVE STYLE OF INVESTMENT MANAGEMENT
                     AUGUST 24, 1992 THROUGH APRIL 30, 1997

                        C&O Market Opportunity Fund    NASDAQ Composite  S&P 500 Index
     08/24/92                    $10,000                  $10,000          $10,000
     08/31/92                    $10,054                  $10,139          $10,040
     09/30/92                    $10,405                  $10,502          $10,158
     10/30/92                    $10,999                  $10,896          $10,193
     11/30/92                    $11,980                  $11,753          $10,541
     12/31/92                    $12,325                  $12,189          $10,670
     01/29/93                    $12,465                  $12,538          $10,759
     02/26/93                    $12,446                  $12,077          $10,906
     03/31/93                    $12,540                  $12,426          $11,136
     04/30/93                    $12,109                  $11,909          $10,867
     05/28/93                    $12,662                  $12,613          $11,157
     06/30/93                    $12,783                  $12,675          $11,190
     07/30/93                    $12,736                  $12,688          $11,145
     08/31/93                    $13,307                  $13,375          $11,568
     09/30/93                    $13,541                  $13,734          $11,479
     10/29/93                    $13,841                  $14,031          $11,717
     11/30/93                    $13,616                  $13,583          $11,605
     12/31/93                    $14,163                  $13,987          $11,745
     01/31/94                    $14,427                  $14,413          $12,145
     02/28/94                    $14,623                  $14,269          $11,815
     03/31/94                    $14,025                  $13,386          $11,300
     04/29/94                    $14,105                  $13,213          $11,445
     05/31/94                    $13,944                  $13,237          $11,633
     06/30/94                    $14,117                  $12,711          $11,348
     07/29/94                    $14,059                  $13,003          $11,720
     08/31/94                    $13,806                  $13,785          $12,201
     09/30/94                    $13,967                  $13,761          $11,902
     10/31/94                    $13,921                  $13,999          $12,170
     11/30/94                    $13,956                  $13,510          $11,727
     12/30/94                    $14,024                  $13,539          $11,901
     01/31/95                    $13,748                  $13,598          $12,209
     02/28/95                    $13,760                  $14,291          $12,685
     03/31/95                    $13,856                  $14,714          $13,059
     04/28/95                    $13,784                  $15,196          $13,444
     05/30/95                    $13,881                  $15,567          $13,981
     06/30/95                    $14,087                  $16,807          $14,306
     07/31/95                    $14,282                  $18,027          $14,780
     08/31/95                    $14,512                  $18,367          $14,817
     09/30/95                    $14,719                  $18,789          $15,443
     10/31/95                    $14,585                  $18,655          $15,388
     11/30/95                    $14,986                  $19,071          $16,063
     12/31/95                    $16,339                  $18,944          $16,372
     01/31/96                    $16,425                  $19,082          $16,930
     02/29/96                    $17,041                  $19,807          $17,087
     03/31/96                    $17,410                  $19,831          $17,251
     04/30/96                    $18,166                  $21,436          $17,506
     05/31/96                    $18,781                  $22,388          $17,957
     06/28/96                    $18,818                  $21,337          $18,025
     07/31/96                    $18,593                  $19,456          $17,229
     08/30/96                    $19,044                  $20,553          $17,592
     09/30/96                    $19,332                  $22,091          $18,583
     10/31/96                    $20,122                  $21,994          $19,095
     11/30/96                    $20,386                  $23,274          $20,538
     12/31/96                    $20,798                  $23,245          $20,132
     01/31/97                    $21,579                  $24,845          $21,389
     02/28/97                    $21,139                  $23,569          $21,557
     03/31/97                    $22,104                  $21,997          $20,669
     04/30/97                    $22,388                  $22,700          $21,903

                                  123.88%                  127.00%          119.03%

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS
APRIL 30, 1997
--------------------------------------------------------------------------------
COMMON STOCK -- 52.09%

--------------------------------------------------------------------------------

COMMERCIAL SERVICES -- 1.11%                        Shares                          Market Value
------------------------------------------------------------------------------------------------
     Physicians Specialty Corporation              115,000                        $      675,625
CONTAINERS - METAL AND GLASS -- 1.36%
------------------------------------------------------------------------------------------------
     Crown Cork & Seal, Inc.*                       15,100                               826,725
FINANCE - SAVINGS & LOAN -- 3.65%
------------------------------------------------------------------------------------------------
     FFVA Financial Corp.*                          39,400                               837,250
     Palfed, Inc.*                                  82,900                             1,367,850
FINANCIAL SERVICES - MISCELLANEOUS -- 1.62%
------------------------------------------------------------------------------------------------
     Dime Bancorp, Inc.                             56,000                               903,000
     Jayhawk Acceptance Corporation(a)              61,100                                80,194
INSURANCE -- 1.99%
------------------------------------------------------------------------------------------------
     Conseco, Inc.*                                 29,200                             1,208,150
MEDIA - NEWSPAPERS -- 2.45%
------------------------------------------------------------------------------------------------
     Dow Jones & Company, Inc.*                     36,700                             1,486,350
MEDICAL - BIOMED AND GENETICS -- 1.93%
------------------------------------------------------------------------------------------------
     Bio Technology General Corporation             81,400                             1,170,125
METAL ORES -- 4.70%
------------------------------------------------------------------------------------------------
     Alta Gold Company                              36,100                                94,762
     Bema Gold Corporation                         108,000                               735,750
     Dayton Mining Corporation (ADR)               281,500                             1,143,594
     Miramar Mining Corporation (ADR)              241,500                               875,437
OIL & GAS - ROYALTY TRUST -- 2.58%
------------------------------------------------------------------------------------------------
     Sabine Royalty Trust*                         124,000                             1,565,500
OIL & GAS - FIELD SERVICES -- 1.07%
------------------------------------------------------------------------------------------------
     Mesa, Inc.                                    126,700                               649,337
OIL & GAS OFFSHORE DRILLING -- 6.65%
------------------------------------------------------------------------------------------------
     Diamond Offshore                               25,700                             1,654,438
     Ensco International, Inc.                      22,900                             1,087,750
     Patterson Energy, Inc.                          8,000                               230,000
     Precision Drilling Corporation (ADR)           30,400                             1,056,400
OIL FIELD MACHINERY & EQUIPMENT -- 5.59%
------------------------------------------------------------------------------------------------
     National Oilwell, Inc.                         36,000                             1,399,500
     Seacor Holdings, Inc.                          18,700                               804,100
     Tidewater, Inc.*                               29,600                             1,187,700

   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS
(CONTINUED)
--------------------------------------------------------------------------------
COMMON STOCK

--------------------------------------------------------------------------------

PAPER AND PAPER PRODUCTS -- 0.53%                   Shares                          Market Value
------------------------------------------------------------------------------------------------
     Republic Group, Inc.*                          19,910                        $      323,538
RETAIL - APPAREL AND SHOES -- 1.89%
------------------------------------------------------------------------------------------------
     Payless Shoe Source, Inc.                      27,000                             1,147,500
RETAIL - SUPERMARKETS -- 5.53%
------------------------------------------------------------------------------------------------
     American Stores Company, Inc.                  24,200                             1,101,100
     Quality Food Centers, Inc.                     56,100                             2,251,013
RETAIL - MISCELLANEOUS -- 1.02%
------------------------------------------------------------------------------------------------
     Consolidated Stores Corporation                15,400                               616,000
RETAIL/WHOLESALE - BUILDING PRODUCTS -- 1.95%
------------------------------------------------------------------------------------------------
     Home Depot, Inc.                               20,400                             1,183,200
STEEL PRODUCERS -- 2.45%
------------------------------------------------------------------------------------------------
     Nucor Corporation*                             29,800                             1,486,275
TEXTILES -- 3.05%
------------------------------------------------------------------------------------------------
     Westpoint Stevens, Inc.                        47,200                             1,846,700
TITANIUM -- 0.97%
------------------------------------------------------------------------------------------------
     Oregon Metallurgical Corporation               25,700                               591,100
                                                                                  --------------
TOTAL COMMON STOCKS (COST $29,892,379)                                            $   31,585,963
                                                                                  ==============

* Income producing
(ADR) - American Depository Receipts
(a) - in bankruptcy

   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS
(CONTINUED)
--------------------------------------------------------------------------------
COMMON STOCK SOLD SHORT -- 25.65%(A)

--------------------------------------------------------------------------------

AUTO & TRUCK - REPLACEMENT PARTS -- 0.58%                    Shares             Market Value
--------------------------------------------------------------------------------------------
     Exide Corporation                                       22,100           $      356,363
BANKS -- 1.24%
--------------------------------------------------------------------------------------------
     Banc One, Inc.                                          17,700                  750,038
BUILDING - MOBILE AND RV -- 1.84%
--------------------------------------------------------------------------------------------
     Champion Enterprises, Inc.                              36,500                  556,625
     Fleetwood Enterprises, Inc.                             21,100                  556,513
COMPUTER SERVICES -- 1.52%
--------------------------------------------------------------------------------------------
     Shared Medical Systems Corporation                      21,900                  922,537
COMPUTER SOFTWARE -- 1.27%
--------------------------------------------------------------------------------------------
     McAfee Associates, Inc.                                 13,800                  769,350
COMPUTER HARDWARE -- 1.07%
--------------------------------------------------------------------------------------------
     Compaq Computer Corporation                              7,600                  648,850
COSMETICS AND PERSONAL CARE -- 1.45%
--------------------------------------------------------------------------------------------
     Herbalife International, Inc.                           27,100                  436,988
     Rexall Sundown, Inc.                                    22,300                  443,213
FINANCE - CONSUMER LOANS -- 2.76%
--------------------------------------------------------------------------------------------
     First Merchants Acceptance Corporation                  42,100                  126,300
     Jayhawk Acceptance Corporation(b)                       61,100                   80,194
     National Auto Credit, Inc.                              70,230                  553,061
     Olympic Financial, Ltd.                                 94,900                  913,413
FINANCE - MORTGAGE AND RELATED SERVICES -- 1.59%
--------------------------------------------------------------------------------------------
     Aames Financial Corporation                             22,350                  343,631
     Contifinancial Corporation                              17,000                  488,750
     United Companies Financial Corporation                   6,600                  129,525
FINANCIAL SERVICES - MISCELLANEOUS -- 5.20%
--------------------------------------------------------------------------------------------
     Americredit Corporation                                 33,900                  487,312
     Consumer Portfolio Services, Inc.                       30,800                  238,700
     Credit Acceptance Corporation                           39,700                  429,256
     Dean Witter Discover, Inc.                              20,600                  787,950
     Delta Financial Corporation                              5,300                   71,550
     Green Tree Financial Corporation                        24,800                  734,700
     Southern Pacific Funding Corporation                    38,100                  404,812

   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS
(CONTINUED)
--------------------------------------------------------------------------------
COMMON STOCK SOLD SHORT

--------------------------------------------------------------------------------

INSURANCE -- 1.47%                                  Shares                          Market Value
------------------------------------------------------------------------------------------------
     Progressive Corporation - Ohio                  4,000                        $      304,500
     Aflac, Inc.                                    13,600                               584,800
LEISURE PRODUCTS -- 0.40%
------------------------------------------------------------------------------------------------
     Coastcast Corporation                          24,900                               242,775
MEDICAL AND DENTAL SUPPLIES -- 1.25%
------------------------------------------------------------------------------------------------
     Steris Corporation                             23,100                               759,412
POLLUTION CONTROL SERVICES -- 0.82%
------------------------------------------------------------------------------------------------
     Republic Industries, Inc.                      20,000                               496,250
RETAIL - MISCELLANEOUS -- 0.44%
------------------------------------------------------------------------------------------------
     United Auto Group, Inc.                        16,100                               267,663
RETAIL - RESTAURANTS -- 2.12%
------------------------------------------------------------------------------------------------
     Outback Steakhouse, Inc.                       27,600                               541,650
     Planet Hollywood International, Inc.           19,500                               358,312
     Rainforest Cafe, Inc.                          16,100                               384,387
TELECOMMUNICATION SERVICES -- 0.63%
------------------------------------------------------------------------------------------------
     Excel Communications, Inc.                     29,900                               384,963
                                                                                  --------------
TOTAL COMMON STOCKS SOLD SHORT
  (PROCEEDS -- $19,459,637)                                                       $   15,554,343
                                                                                  ==============

(a) - The short positions exceed 25% as a result of market appreciation on April 30, 1997.
(b) - in bankruptcy

   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997
--------------------------------------------------------------------------------
ASSETS:

  Investments, at value (cost $29,892,379)                    $   31,585,963
  Cash                                                             9,071,717
  Segregated cash with brokers and other financial
     institution                                                  18,597,768
  Deposits with brokers for securities sold short                 16,116,344
  Receivables:
     Investment securities sold                                    2,018,840
     Interest and dividends                                          124,773
     Capital shares sold                                             603,673
  Other                                                                6,313
                                                              --------------
TOTAL ASSETS                                                      78,125,391
                                                              --------------

LIABILITIES:
  Securities sold short, not yet purchased (proceeds
     $19,459,637)                                                 15,554,343
     Payables:
     Investment securities purchased                               1,852,985
     Dividends on short securities                                     7,441
     Accrued advisory fees                                            41,679
     Accrued expenses                                                 36,750
                                                              --------------
TOTAL LIABILITIES                                                 17,493,198
                                                              --------------
TOTAL NET ASSETS                                              $   60,632,193
                                                              ==============

NET ASSETS CONSIST OF:
  Undistributed net investment income                         $      838,849
  Undistributed net realized gain                                  3,048,905
  Net unrealized appreciation on investments                       5,598,878
  Paid-in capital applicable to 3,843,638 shares
     outstanding; par value $0.10 per share; 15,000,000
     shares authorized                                            51,145,561
                                                              --------------
                                                              $   60,632,193
                                                              ==============

NET ASSET VALUE AND OFFERING/REDEMPTION PRICE PER SHARE       $        15.77
                                                              ==============

   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                    $    1,115,551
  Dividends                                                          262,199
  Other income                                                        27,231
                                                              --------------
TOTAL INVESTMENT INCOME                                            1,404,981
                                                              --------------

EXPENSES:
  Investment advisory fees                                           369,177
  Transfer agent fees                                                 33,098
  Professional fees                                                   38,333
  Dividend expense on securities sold short                           33,727
  Directors' fees and expenses                                        21,489
  Registration and filing fees                                        24,127
  Custodian fees                                                      11,706
  Legal fees                                                          21,454
  Insurance                                                            3,475
  Other                                                                4,511
                                                              --------------
TOTAL EXPENSES                                                       561,097
                                                              --------------
NET INVESTMENT INCOME                                                843,884
                                                              --------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                 7,487,471
  Change in unrealized appreciation                                  194,871
                                                              --------------
NET REALIZED GAIN AND UNREALIZED
  APPRECIATION ON INVESTMENTS                                      7,682,342
                                                              --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                   $    8,526,226
                                                              ==============

   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 1997 AND 1996
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                           APRIL 30, 1997      APRIL 30, 1996
                                                           --------------      --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income                                    $     843,884       $     638,540
  Net realized gain from investments                           7,487,471           3,040,435
  Net unrealized appreciation on investments                     194,871           5,540,943
                                                           -------------       -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           8,526,226           9,219,918
                                                           -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                         (645,545)         (1,111,925)
  Net realized gains on investments                           (4,438,128)                  -
                                                           -------------       -------------
NET DISTRIBUTIONS TO SHAREHOLDERS                             (5,083,673)         (1,111,925)
                                                           -------------       -------------
CAPITAL SHARE TRANSACTIONS
  Net proceeds from sales of shares                           30,542,727           2,244,738
  Distributions reinvested in shares                           3,382,245             828,129
  Cost of shares redeemed                                    (14,765,526)         (5,411,750)
                                                           -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS                                  19,159,446          (2,338,883)
                                                           -------------       -------------
TOTAL INCREASE IN NET ASSETS                                  22,601,999           5,769,110
NET ASSETS:
  Beginning of year                                           38,030,194          32,261,084
                                                           -------------       -------------
  End of year                                              $  60,632,193       $  38,030,194
                                                           =============       =============

   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           YEARS ENDED APRIL 30,
                                                              -----------------------------------------------
                                                               1997      1996      1995      1994      1993
                                                              -------   -------   -------   -------   -------
SELECTED PER SHARE DATA:
Net asset value, beginning of period                          $ 14.49   $ 11.35   $ 12.26   $ 12.94   $ 11.69
                                                              -------   -------   -------   -------   -------
Income (loss) from Investment Operations:
  Net investment income (loss)*                                  0.22      0.27      0.54      0.06     (0.01)
  Net realized and unrealized gain (loss) on investments         2.95      3.31     (0.81)     1.99      1.77
                                                              -------   -------   -------   -------   -------
    Total from investment operations                             3.17      3.58     (0.27)     2.05      1.76
                                                              -------   -------   -------   -------   -------
Less Distributions:
  From net investment income                                    (0.24)    (0.44)    (0.41)    (0.04)        -
  From net realized gain on investments                         (1.65)        -     (0.23)    (2.69)    (0.51)
                                                              -------   -------   -------   -------   -------
    Total distributions                                         (1.89)    (0.44)    (0.64)    (2.73)    (0.51)
                                                              -------   -------   -------   -------   -------
Net asset value, end of period                                $ 15.77   $ 14.49   $ 11.35   $ 12.26   $ 12.94
                                                              =======   =======   =======   =======   =======

Total Return                                                    23.24%    31.80%    (2.28)%   16.48%    15.09%

Ratios and Supplemental Data:
  Net assets, end of period (in 000's)                        $60,632   $38,030   $32,261   $18,830   $15,116

Ratios to average net assets:
  Expenses before dividends on securities sold short (After
    Reimbursement)                                               1.26%     1.38%     1.18%     1.21%     1.30%

  Expenses from dividends sold short                             0.08%     0.18%     0.45%        -         -
                                                              -------   -------   -------   -------   -------

  Total expenses (After Reimbursement)                           1.34%     1.56%     1.63%     1.21%     1.30%

  Total expenses (Before Reimbursement)                          1.34%     1.56%     1.79%     1.77%     2.00%

  Net investment income (loss)                                   2.01%     1.94%     3.55%     0.44%    (0.01)%

  Portfolio turnover                                              229%      222%      331%      292%      223%

  Average commission per share                                $0.0555        **        **        **        **

 * Had the Distributor and Advisor not waived a portion of the expenses, net investment income (loss) per share would have been $.52, ($.01), and ($.09) for the years ended April 30, 1995 through 1993, respectively. No expenses were waived for the years ended April 30, 1997 and April 30, 1996.
** Not applicable to prior periods. Represents average commission rate per share charged to the Fund on purchases and sales of equity investments on which commissions were charged during the period.

   The accompanying notes are an integral part of these financial statements.

                         NOTES TO FINANCIAL STATEMENTS

The Caldwell & Orkin Market Opportunity Fund, (the "Fund"), is the only active investment portfolio of The Caldwell & Orkin Funds, Inc., an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's objectives are to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. The Fund seeks to outperform the stock market over the long-term, as measured by indices such as the NASDAQ Composite and the S&P 500 with income.

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

      SECURITIES VALUATION:

      Securities are stated at the closing price on the date at which the net asset value is being determined. If the date of determination is not a trading date, the securities are valued as of the last trading date preceding the date of determination. Short-term investments having a maturity of 60 days or less at the time of the purchase are stated at amortized cost, which approximates market value.

      SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME:

      Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded as earned. Realized gains and losses from investment transactions are determined using the specific identification method.

      CASH:

      The Fund maintains cash available for the settlement of securities transactions and capital shares reacquired. Available cash is invested daily in money market instruments.

      INCOME TAXES:

      As a qualified investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

      USE OF ESTIMATES:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.    AGREEMENTS WITH THE ADVISOR AND DISTRIBUTOR:

      The Fund has entered into a management agreement with C&O Funds Advisor, Inc. (the "Advisor") pursuant to which the Advisor provides space, facilities, equipment, and personnel necessary to perform administrative and management services for the Fund. The management agreement provides that the Advisor is responsible for the actual management of the Fund's portfolio. For such services and expenses assumed by the Advisor, the Fund pays a monthly advisory fee at incremental annual rates as follows:

      Advisory Fee            Average Daily Net Assets
      ------------            ------------------------
          .90%                Up to $100 million
          .80%                In excess of $100 million but not greater than $200 million
          .70%                In excess of $200 million but not greater than $300 million
          .60%                In excess of $300 million but not greater than $500 million
          .50%                In excess of $500 million

      The Advisor has agreed to reimburse the Fund to the extent necessary to prevent the Fund's annual ordinary operating expenses (excluding taxes, brokerage commissions and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund's average daily net assets. No such reimbursement was required for the year ended April 30, 1997.

      The Fund has entered into a distribution agreement with C&O Funds Distributor, Inc. (the "Distributor") pursuant to which the Distributor provides broker/dealer services for the Fund. The Distributor is responsible for the sales and redemptions of the shares of the Fund. The Distributor does not charge the Fund for these services.

      C&O Funds Advisor, Inc. and C&O Funds Distributor, Inc. are wholly-owned subsidiaries of Caldwell & Orkin, Inc.

3.    INVESTMENT PORTFOLIO TRANSACTIONS:

      INVESTMENT PURCHASES AND SALES:

      For the year ended April 30, 1997, purchases and proceeds from sales of equity investments (excluding securities sold short and short-term investments) aggregated $60,483,150 and $62,213,528, respectively. Purchases and proceeds from sales of bonds aggregated $1,517,856 and $1,434,125, respectively.

      TAX BASIS OF INVESTMENTS:

      At April 30, 1997, the cost of investments for federal income tax purposes was $30,023,172. Accumulated net unrealized appreciation of investments was $1,562,790, consisting of gross unrealized appreciation and gross unrealized depreciation of $3,118,199 and $1,555,409, respectively. The long-term capital gains distribution paid to shareholders was $376,568 for the year ended April 30, 1997.

      SHORT SALES AND SEGREGATED CASH:

      Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. The Fund limits the value of its short positions (excluding short sales "against the box") to 25% of the Fund's total net assets.

      All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum requirements.

      The Fund may also sell short "against the box" (i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

      For the year ended April 30, 1997, the cost of investments purchased to cover short sales and proceeds from investments sold short were $39,332,113 and $50,961,201, respectively.

4.    CAPITAL SHARE TRANSACTIONS:

      Capital share transactions for the years ended April 30, 1997 and 1996, were as follows:

                                                  1997            1996
                                             ------------------------------
       Shares sold                             1,985,885        164,910
       Shares issued in connection with
          reinvestment of distributions          236,852         60,400
       Shares reacquired                      (1,003,538)      (442,987)
                                             ------------------------------
       Net increase (decrease) in shares
          outstanding                          1,219,199       (217,677)
                                             ==============================

5.     RELATED PARTY TRANSACTIONS:

      C&O Funds Advisor, Inc. and its parent, Caldwell & Orkin, Inc., have made investments in the Fund during the year ended April 30, 1997, in the amounts of $30,000 and $50,000, respectively. C&O Funds Advisor, Inc. and its parent, Caldwell & Orkin, Inc. made transfers of its shares in the Fund to Michael B. Orkin, the sole shareholder of Caldwell & Orkin, Inc., during the year, in the amounts of $284,797 and $789,128, respectively. All transactions had been settled as of April 30, 1997.

      As of April 30, 1997, Caldwell & Orkin, Inc., C&O Funds Advisor, Inc., and Michael B. Orkin had ownership of the Fund of 0.01%, 0.00%, and 3.69%, respectively.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Caldwell & Orkin Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Market Opportunity Fund of the Caldwell & Orkin Funds, Inc. (the "Fund"), including the schedules of investments and securities sold short, as of April 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended April 30, 1993 were audited by other auditors whose report dated May 21, 1993, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Market Opportunity Fund of the Caldwell & Orkin Funds, Inc. as of April 30, 1997, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Atlanta, Georgia
May 22, 1997

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND

BOARD OF DIRECTORS

     Michael B. Orkin, President & Chairman
     H. Eugene Caldwell, Chairman Emeritus
     Frederick T. Blumer
     David L. Eager
     Robert H. Greenblatt
     Henry H. Porter, Jr.

INVESTMENT ADVISER

     C&O Funds Advisor, Inc.
     2050 Tower Place
     3340 Peachtree Road, NE
     Atlanta, Georgia 30326

DISTRIBUTOR

     C&O Funds Distributor, Inc.
     2050 Tower Place
     3340 Peachtree Road, NE
     Atlanta, Georgia 30326

CUSTODIAN

     Bank One Ohio Trust Company, N.A.
     235 West Schrock Road
     Westerville, Ohio 43081

TRANSFER, REDEMPTION, AND DIVIDEND
DISBURSING AGENT

     Countrywide Fund Services, Inc.
     312 Walnut Street
     Cincinnati, Ohio 45202

INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P.
     1100 Campanile Building
     1155 Peachtree Street, N.E.
     Atlanta, Georgia 30309-3630

LEGAL COUNSEL

     Kilpatrick Stockton, LLP
     1100 Peachtree Street
     Atlanta, Georgia 30309-4530

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
                                2050 TOWER PLACE
                            3340 PEACHTREE ROAD, NE
                             ATLANTA, GEORGIA 30326

                            E-MAIL: COFUNDS@AOL.COM

                                FUND INFORMATION

  For a prospectus or further information, please call (404) 239-0707 OR (800)
                                   237-7073.

                                 FUND LISTINGS

   The Fund is listed in the Wall Street Journal, Investor's Business Daily, The New York Times, and most local newspapers as either C&OMKTOPP or CALDORKMO.
                    Its computer quotation symbol is COAGX.

These financial statements are submitted for the general information of the shareholders of The Caldwell & Orkin Market Opportunity Fund. They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.